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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated May 16, 2002, and to all references to our firm, included in or made a part of this Registration Statement on Form S-4.

Arthur Andersen LLP


Minneapolis, Minnesota

July 12, 2002